As filed with the U.S. Securities and Exchange Commission on September 16, 2008

Securities Act File No. 2-91556
Investment Company Act File No. 811-4052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-1A
______________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___
Post-Effective Amendment No. 65

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 72
(Check appropriate box or boxes.)

______________

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)

______________

55 Water Street, New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

______________

Robert I. Frenkel
Legg Mason Partners Institutional Trust
300 First Stamford Place
Stamford, Connecticut 06902
(Name and Address of Agent for Service)

COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

______________

Continuous
(Approximate Date of Proposed Offering)

______________

It is proposed that this filing will become effective on September 16, 2008 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

* This filing relates solely to Western Asset AMT Tax Free Money Market Fund

PROSPECTUS / SEPTEMBER 16, 2008

Western Asset
AMT Tax Free
Money Market Fund
Class A and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
AMT Tax Free Money Market Fund

Contents

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investments, risks and performance

Investment objective

The fund seeks to provide federally tax-exempt income from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Under normal circumstances, the fund will invest substantially all of its assets in short-term high quality “municipal obligations” (“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”).

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on municipal securities purchased by the fund is excluded from gross income for regular federal income tax purposes, and, as noted above, will not typically be subject to the AMT. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Although the fund will ordinarily not invest in securities whose interest is subject to federal income tax or the AMT, when the subadviser believes that suitable AMT-free municipal securities are not available, the fund may temporarily purchase up to 20% of its assets in securities subject to federal income tax or the AMT. In addition, the fund may depart from its principal investment strategies in response to unusually adverse market, economic or political conditions, as described under “More on the fund’s investments—Defensive investing.”

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Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

The fund may invest in participation or other interests in municipal securities that are issued by banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in interests in municipal securities that are issued by banks and/or backed by bank obligations.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

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The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:

•

Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, or other market event, could cause the value of your investment in the fund, or its yield, to decline

•

Credit risk. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

•

Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short- term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•

Certain regulatory risks. There is no guarantee that the income on the fund’s securities will remain exempt from regular federal income taxes or the AMT. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or non-compliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities

•	Risks associated with portfolio selection. The portfolio managers’ judgment about the quality or value of, or market trends affecting, a particular security may prove to be incorrect

•

Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct

4½Western Asset Funds

investments in municipal securities. These issues could be resolved in a manner that could hurt the performance of the fund

•

Risks associated with concentration in the banking industry. The fund may concentrate in participation interests in municipal securities that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability

It is possible that some of the fund’s distributions may be subject to regular federal income tax or the AMT and distributions will generally be subject to state and local income taxation.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Who may want to invest

The fund may be an appropriate investment if:

•	You are a taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and the AMT

•	You want to be able to convert your investment to cash quickly with reduced risk to principal

Don’t invest in the fund if:

•	You do not need your income to be exempt from regular federal income taxes or the AMT, or you’re investing through a tax-deferred vehicle—such as an IRA account

•	You are seeking long-term growth of capital or high income

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Performance information

The fund has not commenced operations as of the date of this Prospectus. Once the fund has a performance record of at least one calendar year, the fund’s performance will be included in this Prospectus.

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares. Actual expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS I

Management fee[1]	0.45%	0.45%
Distribution and service (12b-1) fees	0.10%	None
Other expenses[2]	0.30%	0.30%
Total annual fund operating expenses[2,3]	0.85%	0.75%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

•	You redeem of your shares at the end of the period

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NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS

Class A	$87	$271
Class I	$77	$240

[1]

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion.

[2]

As the fund has not commenced operations as of the date of this Prospectus, “Other expenses” have been estimated. With respect to each class of shares, the fund may pay a fee for recordkeeping services. As a result, “Other expenses” of each Class may increase over time.

[3]

Because of a voluntary expense cap, actual total annual operating expenses are not expected to exceed 0.65% for Class A shares and 0.55% for Class I shares. This voluntary expense cap does not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Western Asset AMT Tax Free Money Market Fund½7

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

Although the fund seeks to invest substantially all of its assets in short-term high quality municipal securities whose interest is exempt from federal income tax, including the AMT, the fund must invest under normal circumstances at least 80% of its assets in such securities. This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•

Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue

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bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time of purchase, is exempt from regular federal income taxes and from the AMT. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax and the AMT, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of the municipal securities held by the fund.

Municipal leases

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to

Western Asset AMT Tax Free Money Market Fund½9

equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration

The fund may concentrate in participation interests in municipal securities issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal security it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

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The fund may invest in taxable money market instruments, to the extent consistent with the fund’s investment policies.

When-issued securities

The fund may purchase securities under arrangements (called when-issued or forward delivery basis) where the securities will not be delivered immediately. The fund will set aside assets to pay for these securities at the time of the agreement.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or the fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality) at a time when they may be difficult to sell or can be sold only at a loss.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Defensive investing

The fund may depart from its principal investment strategies in response to unusually adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of taxable money market instruments and short-term debt securities or cash, including those subject to the AMT. If the fund

Western Asset AMT Tax Free Money Market Fund½11

takes a temporary defensive position, it may be unable to achieve its investment objective and may distribute income subject to the AMT.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, serves as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of June 30, 2008, LMPFA’s total assets under management were approximately $199.7 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $624 billion as of June 30, 2008. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $922.8 billion.

Management fee

As compensation for its management services, LMPFA is entitled to receive from the fund the management fee as described in the Fee Table to this Prospectus.

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement will be available in the fund’s first shareholder report.

Western Asset AMT Tax Free Money Market Fund½13

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as the payments under the Rule 12b-1 plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

14½Western Asset Funds

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Class A shares may not be acquired through exchange.

Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares of the fund. For additional information, refer to “Institutional investors” below.

You may buy shares:

•

From banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (called “Service Agents”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services offered by other Service Agents. Services offered by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENTS[1]
	CLASS A	CLASS I

General	$1,000/$50	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	n/a
Systematic Investment Plans	$50/$50	n/a
Clients of Eligible Financial Intermediaries	None/None	None/None
Institutional Investors	$1,000/$50	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Western Asset AMT Tax Free Money Market Fund½15

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

		KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE
Class A	•	No initial or contingent deferred sales charge	None[1]	None	0.10% of average daily net assets	Class A shares or Exchange A shares, if offered, of most Legg Mason Partners funds and certain Western Asset money market funds[2]
	•	Offered to individual and institutional investors
	•	Generally higher annual expenses than Class I
Class I	•	No initial or contingent deferred sales charge	None	None	None	Class I shares of most Legg Mason Partners funds and certain Western Asset money market funds[2]
	•	Only offered to institutional and other eligible investors
	•	Generally lower annual expenses than Class A

[1]	Initial sales charges may apply if you exchange shares of the fund for shares of another Legg Mason Partners fund.

[2]	Ask your Service Agent about the Legg Mason Partners funds available for exchange.

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Sales charges

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class A shares may not be acquired through exchange.

Class I shares

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors—Class I shares” below for additional information regarding investor eligibility and investment minimums.

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Institutional investors

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors as authorized by LMIS.

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors also may invest in Class A shares, which have a different investment minimum and different fees and expenses. Institutional Investors generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial

18½Western Asset Funds

intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes; please contact your Service Agent for additional details.

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Buying shares

Generally	You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.
You must provide the following information for your order to be processed:
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Legg Mason Partners Shareholder Services at 800-451-2010 to open an account and make arrangements to buy shares.
	•	For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Partners Funds c/o PNC Global Investment Servicing P.O. Box 9699 Providence, Rhode Island 02940-9699
	•	Subsequent purchases should be sent to the same address
	•	Enclose a check to pay for shares
For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010.

20½Western Asset Funds

Through a Systematic Investment Plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	The amount transferred must be at least $50
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee
For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for shares of certain other Legg Mason Partners funds or Western Asset money market funds.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares of the fund at their net asset value, subject to any applicable sales charge, next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

	•	If you bought your shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
	•	If you bought your shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges
•

You may exchange shares of the fund only for shares of the same class of other Legg Mason Partners funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may only exchange your Class A shares for Exchange A shares of the other fund

	•	Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about funds offered in your state
	•	Shares of Legg Mason Partners S&P 500 Index and certain money market funds are not available for exchange
	•	Remember that an exchange is a taxable transaction, although you will not have any gain or loss on an exchange so long as the fund maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

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Investment minimums, sales charges and other requirements	•	You may be required to pay an initial sales charge imposed by the fund into which you are exchanging shares
•

You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic investment plan exchanges)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund and the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming shares” below.

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

	•	Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
	•	Each exchange must be a predetermined dollar amount of at least $50
For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Western Asset AMT Tax Free Money Market Fund½23

Redeeming shares

Generally	Contact your Service Agent or, if you hold shares directly with the fund, Legg Mason Partners Shareholder Services at 800-451-2010 to sell or redeem shares of the fund.
You may sell or redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.
If the shares are held by a fiduciary or corporation, certain documents may be required.

Redemption Proceeds

Your sale or redemption proceeds normally will be sent on the business day after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your sale or redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record

By Mail	Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address:
Legg Mason Partners Funds c/o PNC Global Investment Servicing P.O. Box 9699 Providence, Rhode Island 02940-9699

24½Western Asset Funds

Your written request must provide the following:

	•	The name of the fund, the class of shares to be sold or redeemed, and your account number
	•	The dollar amount or number of shares to be sold or redeemed
	•	Signatures of each owner exactly as the account is registered
	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to sell or redeem shares by telephone. Contact your Service Agent, or, if you hold your shares directly with the fund, call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time) for more information.

	•	If you hold your shares directly with the fund, sales or redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the fund is open for business
•

Your sale or redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone sales and redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH)

Western Asset AMT Tax Free Money Market Fund½25

Automatic cash withdrawal plans	You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts).
The following conditions apply:
	•	Redemptions may be made monthly, every alternative month, quarterly, semi-annually or annually

	•	Each automatic redemption must be at least $50

	•	You must elect to have all dividends and distribution reinvested

26½Western Asset Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered (exchanges and redemptions only)

The fund generally will not permit a non-resident alien with a non-U.S. address to establish an account. A U.S. citizen with an APO/FPO address or an address in the U.S. (including its territories) and a resident alien with a U.S. address are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

A request to purchase shares becomes effective only when a Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

Western Asset AMT Tax Free Money Market Fund½27

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. With prior notice, the minimum size of accounts subject to mandatory redemption, which may vary by class, may be changed or fees for small accounts may be implemented.

28½Western Asset Funds

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, the Board of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short- term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another Legg Mason Partners fund, please read the prospectus of that other Legg Mason Partners fund.

Share certificates

The fund does not issue share certificates.

Western Asset AMT Tax Free Money Market Fund½29

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

30½Western Asset Funds

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the fund is open for business. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions, if any, are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from regular federal income tax, but may be subject to state or local income taxes. For other distributions, you will generally have to pay federal income taxes, as well as any other state and local taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the fund:

Western Asset AMT Tax Free Money Market Fund½31

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually no gain or loss
Exempt-interest dividends	Exempt from federal income tax
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it normally will not earn any long-term capital gains and therefore normally will not distribute any net capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment. While the manager does not currently intend to invest the fund’s assets in securities whose interest is subject to the AMT, some of the fund’s interest income that is exempt from regular federal income tax may be subject to the AMT.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your taxable distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

32½Western Asset Funds

Share price

You may buy, exchange or redeem shares at their net asset value (“NAV”), next determined after receipt of your request in good order, subject to any applicable sales charge.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund calculates its NAV every day the NYSE and the Federal Reserve Bank of New York (the “FRBNY”) are open. In addition, the fund will be open only for purchase and redemption transactions on Good Friday and other days when the FRBNY is open for business even if the NYSE is closed.

The NYSE is closed on certain holidays listed in the SAI. FRBNY is also closed on those holidays (except for Good Friday) and on Columbus Day and Veterans Day. Both the NYSE and FRBNY are closed on weekends and may be closed because of an emergency or other unanticipated event.

The fund’s NAV is usually calculated when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). On any day the NYSE closes earlier than 4:00 p.m., but the FRBNY remains open for business, the fund will remain open for purchase and redemption transactions during its normal business hours. On such days, the fund’s NAV will be calculated as of the close of the FRBNY or at 4:00 p.m., whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the FRBNY closes earlier than 4:00 p.m., the fund will close early, and if so, its NAV will be calculated as of the close of the FRBNY.

To determine whether the fund is open for business, please call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

Western Asset AMT Tax Free Money Market Fund½33

The following summarizes when your share purchase is effective and dividends begin:

FORM OF PURCHASE PAYMENT	PURCHASE IS EFFECTIVE AND DIVIDENDS BEGIN
Payment in federal funds to your Service Agent or the transfer agent or payment by application of cash in your account with a Service Agent	If payment is received before the fund calculates its NAV on any day the fund is open for business, at the time the fund calculates its NAV on that day
è
or
If payment is received after the fund calculates its NAV on any day the fund is open for business, at the time the fund calculates its NAV on the next business day
Other forms of payment received by the transfer agent è	At the time the fund calculates its NAV on the next business day

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

34½Western Asset Funds

Financial highlights

As the fund has not commenced operations as of the date of this Prospectus, no financial information is available.

Western Asset AMT Tax Free Money Market Fund½35

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Western Asset AMT Tax Free
Money Market Fund

Shareholder reports Additional information about the fund’s investments will be available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-4052)
WASX011124 9/08

September 16, 2008

Legg Mason Partners Money Market Trust
Western Asset AMT Tax Free Money Market Fund
(the “fund”)
55 Water Street
New York, New York 10041
(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and is meant to be read in conjunction with the current Prospectus, dated September 16, 2008, of Western Asset AMT Tax Free Money Market Fund, as amended or supplemented from time to time, and is incorporated by reference in its entirety into such Prospectus. An investor may obtain copies of the fund’s Prospectus and Annual Reports without charge by contacting a service agent, or by writing or calling the fund at the address or phone number set forth above or by visiting Legg Mason Partner’s website at http://leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the fund’s sole and exclusive distributor.

The fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the fund and provides certain oversight services. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

Investment Objectives

The fund seeks to provide federally tax-exempt income from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

The investment objective of the fund is non-fundamental and may be changed without approval by the fund’s shareholders.

Principal Investment Strategies

Under normal circumstances, the fund will invest all of its assets in short-term high quality “municipal obligations” (“municipal securities”) whose interest is exempt from federal income tax, including the alternative minimum tax (“AMT”).

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam), or other qualifying issuers, participation or other interests in these securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on municipal securities purchased by the fund is excluded from gross income for regular federal income tax purposes, and, as noted above, will not typically be subject to the AMT. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Although the fund will ordinarily not invest in securities whose interest is subject to federal income tax or the AMT, when the subadviser believes that suitable AMT-free municipal securities are not available, the fund may temporarily purchase up to 20% of its assets in securities subject to federal income tax or the AMT. In addition, the fund may depart from its principal investment strategies in response to unusually adverse market, economic or political conditions.

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Structured securities. The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

The fund may invest in participation or other interests in municipal securities that are issued by banks, insurance companies or other financial institutions. The fund may invest more than 25% of its assets in interests in municipal securities that are issued by banks and/or backed by bank obligations.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund. The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in its Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.

Municipal Securities

The fund will invest in “municipal securities.” Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax. Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. The fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum tax (“AMT”). Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT.

Industrial Development Bonds. The fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds. The fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases. The fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests. The fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the subadviser to meet the prescribed quality standards of a fund. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. The fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. With respect to insurance, the fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations (as further described below). Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. The fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper. The fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. The fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the investment plus accrued interest, if any, on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Variable rate demand instruments in which the fund may invest include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. The fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. The fund would have no right to tender the shares to the fund for payment or redemption, and the shares will be not freely transferable. The fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of the fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before the fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate.

Custodial Receipts and Certificates. The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Additional Risks relating to Municipal Securities

Tax risk. The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. See “Taxes—State Tax Information” for additional information. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund’s investments would be affected. The Trust’s Board of Trustees (the “Board”) would then reevaluate the funds’ investment objectives and policies.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The funds and their service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or a substantial portions of a fund’s municipal obligations in the same manner. Unfavorable developments in any economic sector may have far-reaching ramifications for a state’s overall municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield. If a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of the fund, the subadviser will assess the creditworthiness of the obligation to determine whether it continues to meet the polices and objective of the fund.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in the funds’ portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because the fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. The fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the subadviser, present minimal credit risks.

The fund will acquire stand-by commitments solely to facilitate fund liquidity and does not intend to exercise its rights thereunder for trading purposes. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Structured Instruments

The fund may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

Structured instruments are derivatives. These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of the fund. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to the fund is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While the fund may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

Interest Rate Futures Contracts

The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. There are many kinds of interest rate futures contracts, including those based on Treasury bills, notes and bonds, Government National Mortgage Association (“GNMA”) mortgage-backed securities, municipal bonds and inter-bank deposits.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and the subadviser anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the subadviser expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or designated on the fund’s records to eliminate any potential leveraging.

When-Issued Securities

The fund may purchase municipal bonds on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Typically, no interest accrues to the purchaser until the bonds are purchased. Although the fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal bonds are subject to changes in value based upon the public’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. The fund will set aside cash or liquid debt securities equal to the amount of the when-issued commitments valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be set aside on a daily basis so the value of the cash or securities will equal the amount of such commitments by the fund. Setting aside securities rather than cash may have a leveraging effect on the fund’s net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price or yield considered to be advantageous.

Repurchase Agreements

The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would purchase an underlying debt obligation, subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and date (usually not more than seven days after purchase.) Thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. Also, repurchase agreements will give rise to income which will not quality as tax-exempt income when distributed by the fund. In evaluating these potential risks, the subadviser reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s objective in relation to anticipated movements in the general level of interest rates, or in connection with actual or anticipated purchases or redemptions of fund shares, but the fund may also engage in short-term trading consistent with its objective.

Short-Term Borrowing

The fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions and to meet redemption requests.

Diversified Status

The Fund is classified as diversified under the 1940 Act. For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements relating to the fund’s qualification as a regulated investment company under Subchapter M of the Code.

Illiquid Securities

The fund may invest up to 10% of the value of its total assets in illiquid securities, as to which a liquid trading market does not exist, provided such investments are consistent with the fund’s investment objective. These securities include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. As to these securities, the fund is subject to a risk that should the fund desire to sell them when a ready buyer is not available at a price the fund deems representative of their value, the value of the fund’s net assets could be adversely affected. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price.

Puerto Rico Risk Factors

The summary in Appendix B is included for the purpose of providing certain information regarding the economic climate and financial condition of Puerto Rico, and is based on information from official statements made available in connection with the issuance of certain securities and does not purport to be complete. Neither the fund, the manager nor the subadviser has undertaken to verify independently such information, and neither the fund, the manager nor the subadviser assumes responsibility for the accuracy of such information.

The summary does not provide information regarding most securities in which the fund is permitted to invest and, in particular, does not provide specific information on the issuers or types of municipal securities in which the fund invests or the private business entities whose obligations support the payments on bonds subject to AMT, which include IDBs and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the funds could invest. Therefore, the general risk factors as to the credit of Puerto Rico or its political subdivisions discussed above may not be relevant to the funds. Although revenue obligations of Puerto Rico may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on government finances will not adversely affect the market value of the funds or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of Puerto Rico, and that, in some cases, are beyond their control.

The following is a brief summary of certain factors affecting the economies of the jurisdictions listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each jurisdiction’s economy and finances, which may in turn affect its financial plan. These forces may affect a jurisdiction unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the jurisdiction’s control.

Puerto Rico Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The fund is not responsible for the accuracy or timeliness of this information.

Guam Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2007, the population of Guam was estimated to be 173,456.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks such as SARS or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forego some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands Risk Factors

Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In 2006, the population of the U.S. Virgin Islands was estimated at 112,801.

Private sector employment in the U.S. Virgin Islands is primarily based in tourism and related services. In some prior fiscal years, the most recent being 2003, the local government experienced recurring operating deficits in its general fund resulting from structural imbalances, including a large public sector payroll, the nature of a three-island economy and a narrow private sector base. In 2006, approximately 2.58 million visitors arrived in the U.S. Virgin Islands, down from 2.61 in 2005, which was slightly down from the record 2.62 million visitor arrivals recorded in 2004. The hotel occupancy rate and the number of air visitors increased from 2002 through 2005 but decreased slightly in 2006. The number of cruise ship passenger arrivals significantly increased in 2004 from 2003 levels but slightly decreased in 2005 and 2006 from 2004 levels. One of the world’s largest petroleum refineries is on St. Croix. The islands are vulnerable to substantial damage from storms and have suffered approximately $3 billion of damages from hurricanes since 1989.

INVESTMENT POLICIES

The fund has adopted fundamental and non-fundamental investment policies. Fundamental investment policies may not be changed without approval by holders of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the fund present at a meeting, if holders of more than 50% of the voting power of the fund are present or represented by proxy, or (ii) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restrictions.

The fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The fund’s fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that the fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted by the 1940 Act.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Under normal circumstances, the Fund invests at least 80% of its assets in short-term, high quality municipal securities issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers whose interest is exempt from federal income tax, including the AMT.

Nonfundamental Investment Policies

As a nonfundamental policy, the fund may not:

1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

MANAGEMENT

The business and affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	67

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003)	67	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	67	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	67	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	67	None
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	67	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	67	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	67	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	67	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	67

Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	67

Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	67	None

Name and Year of Birth	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE AND OFFICER:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 164 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	Trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
ADDITIONAL OFFICERS:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); Director at CAM (2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director-Global Fund Administration, Citigroup Asset Management (from 1996–2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Governance and Nominating Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee and Pricing Committee). Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Nominating Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees certain of the fixed income-type funds in the fund complex. All members of the Board previously have served on boards of Legg Mason Partners funds. The Board met 21 times during the funds’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 9 and 12 times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Elliott J. Berv	None
A. Benton Cocanougher	Over $100,000
Jane F. Dasher	Over $100,000
Mark T. Finn	Over $100,000
Rainer Greeven	$10,001-$50,000
Stephen Randolph Gross	None
Richard E. Hanson, Jr	Over $100,000
Diana R. Harrington	$10,001-$50,000
Susan M. Heilbron	$10,001-$50,000
Susan B. Kerley	Over $100,000
Alan G. Merten	Over $100,000
R. Richardson Pettit	Over $100,000
Interested Trustee
R. Jay Gerken	Over $100,000

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $2,500 for certain telephonic Board and Committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

Information regarding compensation paid to the Trustees is shown below. As the fund will commence operations on or after the date of this SAI, no payments were made to the Trustees by the fund for the fiscal year ended August 31, 2008.

Name of Trustee	Aggregate Compensation from the Fund for Fiscal Year Ended 8/31/08	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 8/31/08	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/07	Number of Funds in Fund Complex Overseen by Trustee as of July 3, 2008
Independent Trustees
Elliott J. Berv	N/A	N/A	$506,630	68
A. Benton Cocanougher	N/A	N/A	725,864	68
Jane F. Dasher	N/A	N/A	202,625	68
Mark T. Finn	N/A	N/A	505,579	68
Rainer Greeven	N/A	N/A	188,500	68
Stephen Randolph Gross	N/A	N/A	529,413
Richard E. Hanson, Jr	N/A	N/A	160,500	68
Diana R. Harrington.	N/A	N/A	556,295	68
Susan M. Heilbron	N/A	N/A	190,500	68
Susan B. Kerley	N/A	N/A	417,484	68
Alan G. Merten	N/A	N/A	604,757	68
R. Richardson Pettit	N/A	N/A	620,476	68
Interested Trustee
R. Jay Gerken(1)	N/A	N/A	$0	138

(1)	Mr. Gerken was not compensated for his service as a trustee because of his affiliation with the manager.

As of the date of this SAI, no shareholders were known by the fund to own or hold of record 5% or more of the outstanding voting securities of the applicable class of the fund:

As of the date of this SAI, the Trustees and officers as a group owned less than 1% of each class of the fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund and provides administrative and certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of June 30, 2008, LMPFA’s total assets under management were approximately $199.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $922.8 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, the fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

The Management Agreement has an initial term ending September 16, 2010 and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiiates, will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligation and duties under the Management Agreement.

The Management Agreement for the fund provides for the payment of a fee at an annual rate based on the fund’s average daily net assets in accordance with the following schedule:

0.450% of the first $1 billion of average daily net assets;
0.425% of the next $1 billion;
0.400% of the next $3 billion;
0.375% of the next $5 billion; and
0.350% of net assets in excess of $10 billion.

Subadviser

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser, pursuant to a subadvisory agreement between the manager and Western Asset (each, a “Sub-Advisory

Agreement”). Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $624 billion as of June 30, 2008. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018.

Under the Sub-Advisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub- Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

The Sub-Advisory Agreement has an initial term ending September 16, 2010 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its services, including the services of any consultants retained by the subadviser, the manager pays to the subadviser out of the management fee the manager receives from a fund, a fee equal to 70% of the management fee, net of expense waivers and reimbursements.

Expenses

In addition to amounts payable under the Management Agreements and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; costs, (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the fund’s Prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily foregone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, (the “distributor”) serves as the fund’s sole and exclusive distributor pursuant to a written agreement (the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of the fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the 12b-1 Plan, the fund may pay monthly fees to LMIS at an annual rate not to exceed 0.10% of the average daily net assets of the fund attributable to such class. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of Class A shares of the fund, for distribution services, and for preparation, printing and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. The fund also may make payments to the distributor and others providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class A shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Rule 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

As the fund will commence operations on or after the date of this SAI, as of the date of this SAI, no service or distribution fees were incurred by the fund pursuant to the 12b-1 Plan.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix C to this Statement of Additional Information. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Counsel

Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts 02110, serves as counsel to the Trust.

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, located at 345 Park Avenue, New York, NY 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending August 31, 2009.

Transfer Agent and Custodian

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions.

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the fund’s custodian. Securities may be held by a sub-custodian bank approved by the fund’s Trustees. State Street, among other things, maintains a bank account and a custody account or accounts in the name of the fund; receives all assets for the fund upon purchase delivered to it and delivers all such assets upon sale or other disposition or maturity; collects all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street is authorized to employ sub-custodians. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

PURCHASE OF SHARES

General

Investors may purchase shares from a service agent. In addition, certain investors, including retirement plans purchasing through certain service agents, may purchase shares directly from the fund.

Shareholders may purchase additional Class A shares through a service known as the Systematic Investment Plan. For more information about the Systematic Investment Plan, please see the fund’s Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a service agent.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the fund’s Prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

The fund does not issue share certificates.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify, among other things, the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each service agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would be disadvantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of the fund. All dividends and distributions on shares in the Withdrawal Plan must be reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for the Withdrawal Plan members. For additional information shareholders should contact their service agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month, however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 13th day of the month.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A Exchanges. Class A shares of the fund will be subject to the applicable sales charge upon the exchange of such shares for Class A of another Legg Mason Partners fund sold with a sales charge.

Class I Exchanges. Class I shareholders of the fund who wish to exchange all or a portion of their Class I shares for Class I shares in another fund may do so without imposition of any sales charge.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a service agent, their service agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value of each share of each class of the fund is determined on such days and at such time as is set forth in the Prospectus. Net asset value is calculated for each class of the fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

It is anticipated that the net asset value of each share of the fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the fund employs specific investment policies and procedures to accomplish this result.

The securities held by the fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold.

Pursuant to the rules of the SEC, the fund’s Trustees have established procedures to stabilize the value of the fund’s net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for the fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of the fund, the fund does not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the fund’s shareholders annually after the close of the fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Federal Income Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The fund may distribute short-term capital gains more frequently then annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that the fund (and each class of the fund) will have a positive net income at the time of each determination thereof. If for any reason the fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if the fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in the fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of the fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Pursuant to its subadvisory agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduced its expense as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. The fund will pay a spread or commission in connection with such transactions.

Investment decisions for the fund are made independently from those for any other account or investment company that is or may in the future become advised by the subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. A particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

When more than one fund or account managed by the subadviser engages in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the subadviser to be equitable to each fund and account.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

As the fund will commence operations on or after the date of this SAI, the fund did not hold securities issued by its regular broker/dealer as of the date of this SAI, nor did it direct any amounts to brokerage transactions related to research services or pay any brokerage commissions related to research services.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

Currently, the fund typically discloses its complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay before dissemination
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

THE TRUST

The Trust. The Certificate of Trust to establish Legg Mason Partners Money Market Trust (the “Trust”) was filed with the State of Maryland on October 4, 2006.

The fund is an open-end, management investment company.

The fund is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s Declaration of Trust (“the Declaration”). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. This discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectus, the fund is designed to provide investors with current income in the form of “exempt-interest dividends,” which are excluded from gross income for federal income tax purposes. The fund is not intended to be a balanced investment program, and the fund is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Federal Income Tax Treatment of the Funds and Their Investments

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions including any distributions of net long-term capital gains, will be taxable to shareholders as ordinary dividend income to the extent of the fund’s current and accumulated earnings and profits. However, such dividends will be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The fund’s transactions in zero coupon securities, forward contracts, options and futures contracts, if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, forward contract, option, futures contract or hedged instrument in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

Federal Income Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains that a fund designates as capital gain dividends are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the dividends-received deduction for corporations. The fund does not anticipate that any of its dividends paid will so qualify. The fund also does not expect any distributions to be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of the fund and if such shares are held by the shareholder for six months or less, then any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax.

Sales of Shares. Upon the sale or exchange of fund shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. However, a shareholder of the fund will not have any gain or loss on the sale or exchange so long as the fund maintains a net asset value of $1.00 per share.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Federal Income Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

LEGAL MATTERS

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. District Court of Appeals for the Second Circuit. The appeal is pending.

* * *

The foregoing speaks only as of the date of this Statement of Information. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matter may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

As the fund will commence operations on or after the date of this SAI, no financial information is available as of the date of this SAI.

APPENDIX A

RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels- “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC- C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING
PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,927,776 as of July 1, 2006. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico has experienced more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2007, real gross national product decreased by 1.8%. This contraction has continued into fiscal year 2008. As of January 2, 2008, the Puerto Rico Planning Board (the “Planning Board”) was

expecting a reduction of 2.1% of real gross national product for fiscal year 2008 and a recovery of 2.1% for fiscal year 2009.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2007. In fiscal year 2007, aggregate personal income was $53.1 billion ($44.4 billion in 2000 prices) and personal income per capita was $13,491 ($11,279 in 2000 prices).1 Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $12 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Eighty-two percent (82%) of the transfer payments to individuals in fiscal year 2007 ($8.9 billion), represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2003 to fiscal year 2007, annual employment increased 6.3% to 1,262,900.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2007 (from July 1, 2006 to June 30, 2007), approximately 77% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 50% of Puerto Rico’s imports. Consequently, the slowdown in the United States’ economy as of January 2, 2008 could be reflected in Puerto Rico’s economy.

Forecast for Fiscal Year 2008

The Planning Board’s gross national product forecast for fiscal year 2008, which was released in March 2008, projected a decline of 2.1% in constant dollars, or an increase of 3.4% in current dollars. Personal income was expected to increase by 0.8% in real terms, or 4.3% in nominal terms (see footnote 1 above). As of March 2008, the Planning Board expected real growth to return in fiscal year 2009, at 2.1%, or 7.1% in then-current dollars. As of March 2008, the major factors affecting the economy were, among others, the continued increase of oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis. These factors and the effects on economic activity of the implementation of the new sales tax have persuaded consumers to adjust their behavior to the new economic conditions.

According to the Household Survey, total employment for the first eight months of fiscal year 2008 averaged 1,214,800, a decrease of 3.8% compared to 1,262,900 for the same period of fiscal year 2007. At the same time, the unemployment rate for the first eight months of fiscal year 2008 was 11.2%, an increase from 10.3% for the same period of fiscal year 2007.

Fiscal Year 2007

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2007 indicate that real gross national product decreased 1.8% (3.5% in current dollars) over fiscal year 2006. Nominal gross national product was $58.7 billion in fiscal year 2007 ($44.3 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices). Aggregate personal income increased from $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices) to $53.9 billion in fiscal year 2007 ($44.4 billion in 2000 prices), and personal income per capita

[1] Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

increased from $13,033 in fiscal year 2006 ($11,229 in 2000 prices), to $13,491 in fiscal year 2007 ($11,279 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment is self- employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices and the slowdown, as of March 2008, of the United States economy. Moreover, as of March 2008, the continuing weakness of local construction investment has aggravated the situation. The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of local income in fiscal year 2008. As of March 2008, the financial difficulties associated with the subprime mortgage crisis have resulted in lowering of short-term interest rates. This could help alleviate the situation of the construction sector, which historically has been a major contributor to economic growth. The implementation of the tax reform legislation discussed below may reduce net disposable income even after giving effect to certain income tax reductions provided in the tax reform legislation.

Fiscal Year 2006

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2006 indicate that the economy (as registered by real gross national product) grew by 0.5%. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $44.0 billion in fiscal year 2005 ($44.8 billion in 2000 prices). This represents an increase in nominal gross national product of 5.5%. Aggregate personal income increased from $48.8 billion in fiscal year 2005 ($44.0 billion in 2000 prices) to $51.1 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,507 in fiscal year 2005 ($11,267 in 2000 prices), to $13,033 in fiscal year 2006 ($11,229 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the performance and general trends of the United States economy but did not reach the level of U.S. real economic growth.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

The tax incentives under the 1998 Tax Incentives Act were available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). As of January 2, 2008, the Puerto Rico Legislature was considering whether to amend, replace or extend the effectiveness of the 1998 Tax Incentives Act.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

As of January 2, 2008, the United States Congress had recently approved legislation that extends to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2007 averaged 1,262,900, a 0.8% increase from 1,253,400 in fiscal year 2006. Unemployment, although at relatively low historical levels, is about twice the United States average. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2007. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2003 to fiscal year 2007, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2007 manufacturing generated $36.7 billion, or 40.9%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of February 2008, the average hourly manufacturing wage rate in Puerto Rico was 68.0% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the manufacturing employment decline accelerated further to -6.2%. Between January 2007 and January 2008, the economy lost around 7,050 jobs in the manufacturing sector. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products; the escalation of manufacturing production costs (particularly labor and electricity); and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2003 and 2007, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.4%, while payroll employment in this sector increased at an average annual rate of 1.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2007, services generated $35.9 billion of gross domestic product, or 40% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5%

of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2003 to 2007, as measured by gross domestic product. From fiscal year 2003 to 2007, gross domestic product increased in wholesale and retail trade from $9.2 billion to $11.1 billion, and in finance, insurance and real estate from $12.5 billion to $16.3 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of January 2008. Total assets of these institutions as of December 31, 2007 were $113.9 billion. As of December 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $75.8 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,798,300, a decrease of 6.5% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.3%, compared to 70.1% fiscal year 2006. The average number of rooms rented in tourist hotels decreased 5.0% during fiscal year 2007 compared with fiscal year 2006. The average number of rooms available in tourist hotels decreased 6.3% from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) was taking longer to complete than in the past.

The number of persons registered in tourist hotels during the first four months of fiscal year 2008 was 688,100, a decrease of 2.2% over the number of persons registered during the same period of fiscal year 2007. The average occupancy rate in tourist hotel during the first four months of fiscal year 2008 was 68.2%, compared to 68.4% in the period for fiscal year 2007. During the first four months of fiscal year 2008, the average number of rooms rented in tourist hotels decreased 2.3% and the average number of rooms available in tourist hotels decreased 2.7% compared with the same period in fiscal year 2007.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2007, the government accounted for $8.6 billion of Puerto Rico’s gross domestic product, or 9.6% of the total. The government is also a significant employer, providing jobs for 297,400 workers, or 28.8% of total non-farm payroll employment in fiscal year 2006. This total includes municipal employees. As of January 31, 2008, central government employment had been reduced by approximately 11,500 positions since September 2004.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagez, Ponce, Vieques, and Yabucoa.

As of January 2008, Luis Muoz Marn International Airport was served by 25 United States and international airlines. As of that date, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of January 2008, it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected to be completed by the end of calendar year 2007. Completion of this second phase was expected to provide capacity to handle up to 250,000 Twenty- Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is completed, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of September 30, 2007, PAA had an outstanding balance of $94.6 million under various lines of credit from the Government Development Bank (the “GDB”). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin in early 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity, due to its multiplier effect on the whole economy. During the period from fiscal year 2003 through fiscal year 2007, however, real construction investment decreased at an average annual growth rate of 5.9%. The total value of construction permits decreased by 5.4% during the same five fiscal year period.

Total construction investment for fiscal year 2007 decreased (in real terms) by 6.3% (following a 10.4% real decline in fiscal year 2006) due principally to the drop in construction related public projects. For fiscal year 2008, the Planning Board has forecasted further construction investment decreases (in real terms) of 5.3% and stagnation (0% real growth) for fiscal year 2009. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first six months of fiscal year 2008, the number of construction permits decreased by 18.5% and the total value of construction permits increased by 23% compared to the same period in fiscal year 2007.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2007, gross income from agriculture was $814.2 million, an increase of 1.6% compared with fiscal year 2006. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2007, starchy vegetables, coffee, livestock products and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the Bonds.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $859,632,840 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B and a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($859,632,840) is equal to 10.30% of $8,344,210,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2006 and June 30, 2007. If bonds refunded with non- eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the above portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.63% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $719,927,041 in the fiscal year ending June 30, 2020.

Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds are not included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Commonwealth Guaranteed Debt

As of December 31, 2007, $3.09 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2037. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

As of December 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of that date, no payments under the Commonwealth guaranty have been required for these bonds.

As of December 31, 2007, GDB held approximately $99.9 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase bonds issued by the Authority which are guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of December 31, 2007, no payments under the Commonwealth guaranty have been required for the Port of the Americas bonds.

As of December 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $764.6 million. This amount consisted of $262.8 million in revenue bonds sold to the public, $246.3 million in bonds issued to the United States Department of Agriculture, Rural Development, and $255.5 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of December 31, 2007, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $40.8 million as of December 31, 2007, and the short-term public sector debt was $5.1 million as of that date. As of December 31, 2007, outstanding short-term debt, relative to total debt, was 11.1%.

On March 18, 2008, PRASA issued $159,055,000 of Revenue Refunding Bonds, 2008 Series A, and $125,700,000 of Revenue Refunding Bonds, 2008 Series B, guaranteed by the Commonwealth of Puerto Rico (collectively, the “PRASA Bonds”). Although these bonds were not issued by the Commonwealth, the payment of principal of and interest on these bonds is guaranteed by the Commonwealth.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2008

Original General Fund estimated revenues were revised from $9.227 billion to $8.821 billion due to the economic recession and the fact that the Puerto Rico Planning Board had revised its estimates on the economic growth to show negative growth of 2.1% for fiscal year 2008. The $406 million revision is reflected in revenue categories associated with economic activity, such as individual, corporate and excise taxes. For fiscal year 2008, as revised, the major revenue categories include: (i) $2.898 billion in individual income taxes, (ii) $1.730 billion in corporate income taxes, (iii) $1.206 billion in non-resident withholdings and (iv) $911 million in sales and use tax.

As of January 2, 2008, General Fund expenses for fiscal year 2008 were projected to be $9.227 billion, which is the same amount as originally estimated. The difference between revenues, as revised, and expenses for fiscal year 2008 is expected to be covered by federal funds recovery (already received) of approximately $300 million and delinquent income tax receivables of approximately $60 million. The remaining shortfall is expected to be covered by cash management procedures.

As of April 25, 2008, General Fund revenues for the eight-month period ending on February 29, 2008 totaled $5.081 billion, which is $291.5 million less than the Department of Treasury’s estimate for that period. This amount includes $2.662 billion in revenues from individual and corporate income taxes, $658.6 million from non-resident withholding taxes, $553.8 million from excise taxes and $572.7 million of sales tax revenues. During fiscal year 2008, the Commonwealth recovered approximately $287 million more in federal funds than it had budgeted. This federal funds recovery represented reimbursement of amounts advanced by the Commonwealth’s Department of Education during fiscal years 2006 and 2007. The Commonwealth indicates as of April 25, 2008 that it anticipates that for the full fiscal year 2008, total expenditures will roughly equal the budgeted amounts. It notes, however, that expenditures relating to the Health Insurance Program could exceed the budgeted amounts. It indicates, as a result of the foregoing, that it projects, as of April 25, 2008, a budget deficit of approximately $119 million for fiscal year 2008 (before giving effect to the refunding of the Refunded Bonds). The Commonwealth indicates that its economic team is working together to enforce the spending control measures that have been established to attempt to minimize this budget risk.

Fiscal Year 2007

Preliminary collections for the fiscal year ended on June 30, 2007 totaled $8.890 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non- resident withholding, (ii) $1.123 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

As of January 2, 2008, General Fund expenses for fiscal year 2007 were projected to be $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

As of January 2, 2008, the difference between projected revenues and expenses for fiscal year 2007 was expected to be covered, with legislative approval, by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer believed to be needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was expected to be covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Fiscal Year 2006

General Fund total revenues for fiscal year 2006 were $8.541 billion (approximately $235 million, or 2.8%, more than received in fiscal year 2005). This increase was attributable to increases in income taxes ($504 million, including $309 million in taxes withheld from non-residents), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($113 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million.

Total cash expenditures for fiscal year 2006 were $9.596 billion (excluding about $500 million in expenditures that occurred “off budget” for items such as refinanced debt service on general obligation debt and payment of vendor debts from prior years for Public Buildings Authority and subsidy and operational expenses of Agricultural Services and Development Administration) which exceeded original budgeted expenditures by $651 million, attributed mainly to increases in the area of education ($321 million), public safety and protection ($99 million), health ($207 million), and special contributions to pensions ($42 million), and reductions in the area of general government ($4 million), welfare ($3 million), contributions to municipalities ($1 million), and other debt service ($10 million).

The approximately $1.6 billion shortfall was covered by the release of $64 million in reserve funds held at GDB, borrowings from GDB and other sources of about $1.4 billion and about $150 million of “cash management” practices which had the effect of delaying payment of certain expenses until the start of fiscal year 2007. Also, during a two-week period in early May 2006, the Commonwealth was forced to furlough non- essential government workers because it was projected to run out of cash until the above borrowings were implemented in the aftermath of the passage of fiscal and tax reform legislation described below in order to allow the workers to return to work.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax are distributed as follows: (i) municipal governments retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.5% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, receives one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund receives the balance of the Sales Tax (equivalent to a tax of 4.5% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

On February 6, 2008, the Governor, in his State of the Commonwealth address, proposed suspending a portion of the current sales and use tax, for a reduction from 7% to 2.5%, and re-instituting a revamped excise tax on goods imported into Puerto Rico to help stimulate the Commonwealth’s economy. The proposal will require passage of legislation to become law, and includes provisions that will continue the earmarking of sales tax revenues equal to 1% of the total sales tax rate to the Dedicated Sales Tax Fund and other mechanisms currently in place to ensure the security for the outstanding bonds of the Puerto Rico Sales Tax Financing Corporation (“COFINA”). On February 7, 2008, the Governor stated that any proposal from his administration would not impair the rights of bondholders and that he would veto any counter-proposal from the Legislature of Puerto Rico that would constitute a possible impairment of the rights of bondholders. On February 7, 2008, Standard & Poor’s Ratings Service (“S&P”) placed the COFINA bonds on CreditWatch Negative and Fitch Ratings Ltd. (“Fitch”) placed the same bonds on Rating Watch. On March 14, 2008, the Governor submitted to the Legislature a proposed bill establishing the conditions for suspending the collection of the 4.5% sales and use tax (which is the portion of the total sales and use tax to be collected for the General Fund), establishing and funding a debt service reserve fund for the benefit of the COFINA bonds and re-instituting the revamped excise tax. The proposed bill has been structured to safeguard the rights of COFINA bondholders and, the Commonwealth has noted, is aimed at preserving the February 7, 2008 rating of the COFINA bonds. This action is expected to be revenue neutral for the General Fund. No assurance can be given that the above proposal will be enacted, or that if it is enacted, it will be in the form recommended by the Governor.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 15%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax is not imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and was projected to generate for the General Fund approximately $911 million for fiscal year 2008.

Excise Taxes

The P.R. Code imposed an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Treasury.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007 the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same above assumptions, but without taking into account benefits paid under special benefits laws (described below) and not including the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System and because the funding for such benefits will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7,227 billion; the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%; and the resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds.

In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

On January 31, 2008, the Employees Retirement System issued approximately $1,588,810,800 principal amount of its Senior Pension Funding Bonds, Series A (the “Series A Pension Bonds”). The net proceeds of the Series A Pension Bonds have been deposited into the trusteed assets of the Employees Retirement System, reducing the unfunded accrued actuarial liability of the Employees Retirement System. The Series A Pension Bonds are secured by a pledge of contributions to be made into the Employees Retirement System by all of the participating government employers, including the Commonwealth, its municipalities and certain public corporations. The Commonwealth notes that the Employees

Retirement System anticipates issuing additional Senior Pension Funding Bonds during 2008 for the same purpose and having the same security as the Series A Pension Bonds.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the

Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2007, approximately 47% of the General Fund was committed for payment of the central government payroll. In addition, approximately 26% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2008, it was proposed that approximately 47% and 6% of the General Fund be committed for payment of the central government payroll (not including the University of Puerto Rico or the judicial branch) and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totals $26.9 billion. Of this amount, $14.3 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents an increase of $3 million over expenditures for fiscal year 2007.

Projected expenses and capital improvements of all budgetary funds total $14.2 billion, a decrease of $42.7 million from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in health (up $99.1 million), public safety and protection (up $76.2 million), special pension contributions (up $30.1 million), transportation and communication (up $9.4 million), other debt service (up $8.9 million), housing (up $1.6 million) and decreases in welfare (down $100.8 million), debt service on the Commonwealth’s general obligation and guaranteed debt (down $49.2 million), contributions to municipalities (down $26.9 million), economic development (down $21.3 million), education (down $20.8 million) and general government (down $2 million).

Proposed Budget for Fiscal Year 2009

The proposed consolidated budget for fiscal year 2009 totals $26.3 billion. Of this amount, $14.6 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.488 billion, which represents an increase of $261 million over approved expenditures for fiscal year 2008. The fiscal year 2009 budget marks the third consecutive year in which budgeted expenditures are below the fiscal year 2006 level. The increase in expenditures over fiscal year 2008 is mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. An additional $42.3 million is budgeted for the State Election Commission. The General Fund revenue projection for fiscal year 2009 is $8.488 billion, a decrease of $183 million, or 2.1%, from estimated net revenues for fiscal year 2008 of $8.671 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.488 billion exceed projected revenues of $8.488 by approximately $1 billion. The Commonwealth’s economic team is working together to enforce spending control measures that have been established to attempt to minimize the budget risk. In addition, the Governor has proposed two special measures which are expected to generate close to $1 billion in fiscal year 2009. These measures consist of tax receivable financings and proceeds received from a concession agreement for operation of the electronic lottery. Legislation authorizing these two measures was submitted by the Governor to the Legislature along with the budget. No assurance can be given that either of these measures will be enacted, or that if enacted, they will be in the forms recommended by the Governor.

Projected expenses and capital improvements of all budgetary funds total $14.6 billion, an increase of $345.3 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 are mainly due to increases in welfare (up $127.7 million), education (up $89.8 million), health (up $79.8 million), general government (up $73.2 million), special pension contribution (up $17.5 million), contributions to municipalities (up $17.4 million), public safety and protection (up $14.2 million), other debt service (up $10.1 million), transportation and communication (up $10.1 million), housing (up $3.1 million) and decreases in debt service on the Commonwealth’s general obligation and guaranteed debt (down $162.7 million), and economic development (down $7.1 million).

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2006, the Commonwealth has included in its financial statements reported liabilities of approximately $306 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $9 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of January 2, 2008, audits were being carried out on the plaintiff centers. As of June 30, 2006, the Commonwealth had accrued $55 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2006, the Commonwealth had accrued $440 million for this legal contingency.

This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of January 2, 2008, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $7.8 billion; however, as of January 2, 2008, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of January 2, 2008, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

RECENT DEVELOPMENTS

On March 27, 2008, the Governor of Puerto Rico and several other individuals were named in federal grand jury indictments relating to the use of political contributions and campaign funds during the period when the Governor was Resident Commissioner in Washington, D.C. The Governor has denied any wrongdoing and has stated his intention to remain in his position and present his defense. It is not expected that such developments will have any impact on the fiscal affairs of the Commonwealth or on the payment of any obligations issued by the Commonwealth since (i) the good faith, credit and taxing power of the Commonwealth are irrevocably pledged for the prompt payment of the principal and interest on its general obligation bonds, and (ii) the Constitution of Puerto Rico provides that public debt of the Commonwealth, including its general obligation bonds, constitute a first claim on available Commonwealth revenues.

* * * * *

RATING AGENCIES’ ACTIONS

As of May 20, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX C—PROXY VOTING POLICIES AND PROCEDURES

WESTERN ASSET MANAGEMENT COMPANY

PROXY VOTING POLICY

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers-i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Other Information

Item 23. Exhibits

(a)(1) Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008 (“Post-Effective Amendment No. 63”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, are filed herewith.

(b) By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c) Not Applicable

(d)(1) Management Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 27, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Citi Cash Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Citi Connecticut Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Citi New York Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Citi Tax Free Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Citi U.S. Treasury Reserves, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund, and LMPFA is filed herewith.

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Cash Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund, is filed herewith.

(e)(1) Distribution Agreement between the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves and Citi U.S. Treasury Reserves, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Distribution Agreement dated December 1, 2005, between Legg Mason Partners Municipal Funds, on behalf of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 54 to the Legg Mason Partners Municipal Funds Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(3) Distribution Agreement dated December 1, 2005, between Smith Barney Municipal Money Market Fund, Inc., on behalf of Western Asset Municipal Money Market Fund, and LMIS, as distributor, is incorporated herein by reference to the Post-Effective Amendment No. 38 to the Smith Barney Municipal Money Market Fund, Inc. Registration Statement on Form N-1A as filed with the SEC on July 31, 2006.

(4) Distribution Agreement, dated December 1, 2005, between Smith Barney Money Funds, Inc. and LMIS is incorporated by reference to the Smith Barney Money Funds, Inc. Registration Statement on Form N-14 as filed with the SEC on July 21, 2006.

(5) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Distribution Agreement dated September 16, 2008 between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund, is filed herewith.

(f)(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005 (“Post-Effective Amendment No. 37”).

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust Registration Statement on Form N-1A as filed with the SEC on January 8, 2007.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is filed herewith.

(h)(1) Form of Transfer Agency Agreement with PFPC Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38.

(4) Letter Agreement dated April 9, 2007, amending the Transfer Agency and Services Agreement with PFPC Inc. is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Letter Agreement, amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.) Inc. is filed herewith.

(i)(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63.

(4) Opinion of Counsel regarding the legality of shares being registered is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm, with respect to Western Asset AMT Tax Free Money Market Fund, is filed herewith.

(2) Power of Attorney dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 54.

(3) Power of Attorney dated July 31, 2008 is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is filed herewith.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 39.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

     LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio,
Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director
D. Stuart Bowers – Vice President
W. Talbot Daley – Vice President
Thomas J. Hirschmann – Vice President
Joseph M. Furey – General Counsel and Chief Compliance Officer
Ronald Holinsky – Counsel
Robert E. Patterson – Counsel
Theresa M. Silberzahn – Chief Financial Officer
Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28. Location of Accounts and Records
With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust
125 Broad Street
New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699

(6)	Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 16th day of September, 2008.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:
Western Asset AMT Tax Free Money Market Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

     WITNESS our hands on the date set forth below.

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on September 16, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Alan G. Merten*	Trustee
Alan G. Merten

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By: /s/ R. Jay Gerken
R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(a)(4) Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008

(d)(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund, and LMPFA

(d)(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund

(e)(6) Distribution Agreement dated September 16, 2008 between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund

(g)(3) Letter Agreement amending the Custodian Services Agreement with State Street

(h)(5) Letter Agreement, amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.) Inc.

(i)(4) Opinion of Counsel regarding the legality of shares being registered

(j)(1) Consent of Independent Registered Public Accounting Firm, with respect to Western Asset AMT Tax Free Money Market Fund

(j)(3) Power of Attorney dated July 31, 2008

(m) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Citi California Tax Free Reserves, Citi Cash Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Tax Free Reserves, Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008